POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of the Registrant, by virtue of their signatures to this Registration Statement appearing below, hereby constitute and appoint James A. Knox and Donald P.
Bellum, and each of them, with the full power of substitution, as attorney-in-fact, in their names, place and stead, to execute any and all amendments to this Registration Statement in the capacity set forth opposite their names and hereby ratify all that said attorneys-in-fact may do by virtue hereof.

     Pursuant to the requirements of the
Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the date set forth opposite their respective signatures.


Date: April 29, 1996    /s/ Donald P. Bellum
                        Donald P. Bellum, Chief Executive Officer,
                        Chairman of the Board of Directors and
                        Director

Date: April 24, 1996    /s/ James A. Knox
                        James A. Knox, President and Director

Date: April 30, 1996    /s/ Paul L. Blair
                        Paul L. Blair, Vice President - Operations
                        for Latin America

Date: April 30, 1996    /s/ Dennis L. Lance
                        Dennis L. Lance, Vice President -
                        Exploration

Date: May 2, 1996       /s/ Donald E. Nilson
                        Donald E. Nilson, Vice President - Finance,
                        Secretary, Chief Financial Officer

Date: May 2, 1996       /s/ Paul B. Valenti
                        Paul B. Valenti, Vice President - Operations

Date: May 2, 1996       /s/ Daniel J. Stewart
                        Daniel J. Stewart, Controller

Date: April 30, 1996    /s/ George J. Allen
                        George J. Allen, Director

Date: April 30, 1996    /s/ Philip S. Baker
                        Phillips S. Baker, Director

Date: April 30, 1996    /s/ James P. Geyer
                        James P. Geyer, Director

Date: April 24, 1996    /s/ Terry P. McNulty
                        Terry P. McNulty, Director

Date: April 30, 1996    /s/ Werner G. Nennecker
                        Werner G. Nennecker, Director

Date: April 30, 1996    /s/ Gregory Pusey
                        Gregory Pusey, Director

Date: April 25, 1996    /s/ Robert Scullion
                        Robert Scullion, Director